Filed pursuant to Rule 497(e)
                                                 Registration File No. 333-66807


                                  E*TRADE FUNDS

                     SUPPLEMENT DATED JANUARY 11, 2001 TO THE
                          PROSPECTUS AND STATEMENT OF
                           ADDITIONAL INFORMATION OF:

                               S&P 500 INDEX FUND
               dated May 1, 2000, as supplemented on May 31, 2000
                                 BOND INDEX FUND
               dated May 1, 2000, as supplemented on May 31, 2000
                            INTERNATIONAL INDEX FUND
               dated May 1, 2000, as supplemented on May 31, 2000
                           EXTENDED MARKET INDEX FUND
               dated May 1, 2000, as supplemented on May 31, 2000
                           PREMIER MONEY MARKET FUND
   dated March 29, 2000, as supplemented on May 31, 2000 and August 17, 2000
                             TECHNOLOGY INDEX FUND
               dated May 1, 2000, as supplemented on May 31, 2000
                              E-COMMERCE INDEX FUND
               dated May 1, 2000, as supplemented on May 31, 2000
                            GLOBAL TITANS INDEX FUND
            dated February 16, 2000, as supplemented on May 31, 2000
                           FINANCIAL SECTOR INDEX FUND
                             dated December 26, 2000
                             RUSSELL 2000 INDEX FUND
                             dated December 26, 2000
                                 (each a "Fund")

This Supplement updates certain information in each Fund's Prospectus and in certain Funds' Statement of Additional Information ("SAI"). You may obtain a copy of each Fund's Prospectus and SAI, as supplemented, without charge at our Website (www.etrade.com). Information on the Website is not incorporated by reference into the Prospectus unless specifically noted.

Prospectus for each Fund

I. In the first paragraph following the fee table in the section titled "Fees and Expenses," the third and fourth sentences are replaced with the following:

            Also, transactions in Fund shares effected by speaking with an E*TRADE Securities representative will incur a brokerage account fee imposed by E*TRADE Securities under its account agreement. The fee is currently $35, but is subject to change as described in your E*TRADE Securities account agreement. Transactions in Fund shares effected online are not subject to the fee.


II. The fourth paragraph of the sub-section "On-line," in the section entitled "How to Buy, Sell and Exchange Shares," is replaced with the following:

            If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee is currently $35, but is subject to change as described in your E*TRADE Securities account agreement.

SAI for Technology Index Fund, E-Commerce
Index Fund and Global Titans Index Fund

I. On or about March 1, 2001, each of the Funds above expects to replace PFPC Trust Company, its current custodian, fund accounting services agent and sub-administrator, with Investors Bank & Trust Company. As a result, the third paragraph in the section titled "Service Providers" will be replaced with the following:

            Custodian, Fund Accounting Services Agent and Sub-administrator. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian of the assets of the Fund. As a result, IBT has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The custodian has no responsibility for any of the investment policies or decisions of the Fund. IBT also acts as the Fund's Accounting Services Agent. IBT also serves as the Fund's sub-administrator, under an agreement among IBT, the Trust and
            E*TRADE Asset Management, providing management reporting and treasury administration and financial reporting to Fund management and the Fund's Board of Trustees and preparing income tax provisions and tax returns. IBT is compensated for its services by E*TRADE Asset Management.